UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 15, 2015, MNP Petroleum Corporation (the “Company”) acquired 65% of the outstanding common stock of EPA.at Beteiligungsgesellschaft mbH (“EPA”) for the purpose of diversifying its portfolio of oil and gas exploration and production assets. Total consideration paid was USD 12,000,000 for a 65% equity interest in EPA. The purchase price was partially funded through available cash resources as well as from the proceeds from the sale of a separate investment.

EPA, a company registered in Vienna, Austria, holds a 57.42% interest in the company Petroleum Sugd LLC, which owns 10 producing oil and gas fields in the north of Tajikistan. Through its equity investment, EPA participates directly in the profits from the sale of oil and gas.

Set forth below is the Company’s unaudited pro forma consolidated balance sheet as of September 30, 2014, reflecting the transaction as if it had taken place on September 30, 2014. The Company’s unaudited pro forma consolidated statements of comprehensive loss for the nine months ended September 30, 2014 and the audited consolidated statements of comprehensive loss for the year ended December 31, 2013 are included, reflecting the transaction as if it had taken place on January 1, 2013. The historical consolidated financial information of EPA has been adjusted in the unaudited pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the transaction, (2) factually supportable, and (3) with respect to the statement of income, expected to have a continuing impact on the consolidated results. There were no material transactions between the Company and EPA during the periods presented in the unaudited pro forma consolidated financial statements that needed to be eliminated.

The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto. In addition, the unaudited pro forma consolidated financial information was based on and should be read in conjunction with the:

  Separate historical financial statements of EPA as of and for the period ended September 30, 2014 and the related notes and the separate historical financial statements of EPA for the year ended December 31, 2013 and related notes, included as an exhibit to this Current Report on Form 8-K/A; and

  Separate historical financial statements of the Company as of and for the nine months ended September 30, 2014 and the related notes included in its Quarterly Report on Form 10-Q and separate historical financial statements of the Company for the year ended December 31, 2013 and the related notes included in its Annual Report on Form 10-K;

The unaudited pro forma consolidated financial information has been prepared using the cost method of accounting under U.S. generally accepted accounting principles. The unaudited pro forma consolidated financial information is presented for information purposes only. It has been prepared in accordance with the regulations of the Securities and Exchange Commission and is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had it completed the acquisition at the dates indicated, nor does it purport to project the future financial position or operating results of the consolidated company.

The unaudited pro forma consolidated financial information does not reflect any cost savings, operating synergies or revenue enhancements that the consolidated company may achieve as a result of the merger; any costs to combine the operations of the Company and EPA; or any costs necessary to achieve these cost savings, operating synergies and potential revenue enhancements.

MNP PETROLEUM CORPORATION

CONSOLIDATED BALANCE SHEET - UNAUDITED

	09.30.2014	09.30.2014	Pro Forma
	MNP	EPA.at Beteiligungs-	Adjustments	Pro Forma
	Petroleum Corp.	gesellschaft mbH	(Note 1)	Consolidated
	USD	USD	USD	USD
ASSETS
Cash and cash equivalents	5,054,630	2,511,264	(4,511,264)	3,054,630
Restricted cash	210,959	-	-	210,959
Accounts receivable	17,723	1,560,188	(1,560,188)	17,723
Investment in associate (Petromanas)	1,577,276	-	-	1,577,276
Other prepaid expenses	395,545	330,543	(330,543)	395,545
Inventories	-	718,756	(718,756)	-
Deferred tax asset	-	176,666	(176,666)	-
Total current assets	7,256,133	5,297,417	(7,297,417)	5,256,133

Tangible fixed assets	109,812	2,166,048	(2,166,048)	109,812
Oil and gas properties (unproved)	947,458	5,485,755	(5,485,755)	947,458
Investment	-	96,104	11,903,896	12,000,000
Transaction prepayment	10,000,000	-	(10,000,000)	-
Deferred tax asset	-	194,683	(194,683)	-
Total non-current assets	11,057,270	7,942,590	(5,942,590)	13,057,270

TOTAL ASSETS	18,313,403	13,240,007	(13,240,007)	18,313,403

LIABILITIES AND SHAREHOLDERS' EQUITY
Loan due to related party	-	4,958,732	(4,958,732)	-
Accounts payable	819,141	30,857	(30,857)	819,141
Other accrued expenses	93,445	996,849	(996,849)	93,445
Total current liabilities	912,586	5,986,438	(5,986,438)	912,586

Asset retirement obligation	-	3,499,734	(3,499,734)	-
Pension liabilities	142,271	-	-	142,271
Total non-current liabilities	142,271	3,499,734	(3,499,734)	142,271

TOTAL LIABILITIES	1,054,857	9,486,172	(9,486,172)	1,054,857

Common Stock (600,000,000 shares authorized as of September 30, 2014, USD 0.001 par value, 166,987,792 and 172,592,292 shares, respectively, issued and outstanding)	172,592	103,588	(103,588)	172,592
Additional paid-in capital	78,593,604	-	-	78,593,604
Treasury stock	(452,403)	-	-	(452,403)
Other comprehensive income	-	3,433,910	(3,433,910)	-
Accumulated deficit	(61,106,248)	(3,756,883)	3,756,883	(61,106,248)
Currency translation adjustment	51,001	-	-	51,001
Total EPA shareholders' equity	17,258,546	(219,385)	219,385	17,258,546
Noncontrolling interest	-	3,973,220	(3,973,220)	-
TOTAL SHAREHOLDERS' EQUITY	17,258,546	3,753,835	(3,753,835)	17,258,546

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	18,313,403	13,240,007	(13,240,007)	18,313,403

MNP PETROLEUM CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - UNAUDITED

	For the nine months ended
	09.30.2014	09.30.2014	Pro Forma
	MNP	EPA.at Beteiligungs-	Adjustments	Pro Forma
	Petroleum Corp.	gesellschaft mbH	(Note 1)	Consolidated
	USD	USD	USD	USD
OPERATING REVENUES
Revenues	-	4,778,574	(4,778,574)	-
Cost of sales	-	(2,576,797)	2,576,797	-
Gross profit	-	2,201,777	(2,201,777)	-

OPERATING EXPENSES
Personnel costs	(1,180,666)	-	-	(1,180,666)
Exploration costs	(1,178,469)	-	-	(1,178,469)
Depreciation and amortization	(36,757)	-	-	(36,757)
Consulting fees	(1,132,519)	-	-	(1,132,519)
Administrative costs	(1,048,395)	(357,654)	357,654	(1,048,395)
Accretion of asset retirement obligation	-	(104,244)	104,244	-
Total operating expenses	(4,576,806)	(461,898)	461,898	(4,576,806)

Total income/(loss) from operations	(4,576,806)	1,739,879	(1,739,879)	(4,576,806)

NON-OPERATING INCOME / (EXPENSE)
Exchange differences	(189,384)	-	-	(189,384)
Change in fair value of investment in associate	1,714,684	-	-	1,714,684
Interest and other income	-	56,534	(56,534)	-
Interest and other expense	(350)	(32,123)	32,123	(350)
Total non-operating expenses	1,524,950	24,411	(24,411)	1,524,950

Income/(Loss) before taxes	(3,051,856)	1,764,290	(1,764,290)	(3,051,856)

Income taxes	(9,557)	(282,280)	282,280	(9,557)
Net income/(loss)	(3,061,413)	1,482,010	(1,482,010)	(3,061,413)

Net income/(loss) attributable to non-controlling interest	-	644,718	(644,718)	-
Net income/(loss) attributable to the shareholders	(3,061,413)	837,292	(837,292)	(3,061,413)

Other comprehensive income	-	102,788	(102,788)	-
Net comprehensive income/(loss)	(3,061,413)	1,584,798	(1,584,798)	(3,061,413)

Net comprehensive income attributable to non-controlling interest	-	466,214	(466,214)	-
Net comprehensive income/(loss) attributable to shareholders	(3,061,413)	1,118,584	(1,118,584)	(3,061,413)

Weighted average number of outstanding shares (basic)	171,371,039	1		171,371,039
Weighted average number of outstanding shares (diluted)	171,371,039	1		171,371,039

Basic earnings/(loss) per share	(0.02)	837,292		(0.02)
Diluted earnings/(loss) per share	(0.02)	837,292		(0.02)

MNP PETROLEUM CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - UNAUDITED

	12.31.2013	12.31.2013	Pro Forma
	MNP	EPA.at Beteiligungs-	Adjustments	Pro Forma
	Petroleum Corp.	gesellschaft mbH	(Note 1)	Consolidated
	USD	USD	USD	USD
OPERATING REVENUES
Revenues	-	5,713,769	(5,713,769)	-
Cost of sales	-	(3,060,484)	3,060,484	-
Gross profit	-	2,653,285	(2,653,285)	-

OPERATING EXPENSES
Personnel costs	(2,301,938)	-	-	(2,301,938)
Exploration costs	(1,146,948)	-	-	(1,146,948)
Depreciation and amortization	(52,986)	-	-	(52,986)
Consulting fees	(1,838,909)	-	-	(1,838,909)
Administrative costs	(1,201,888)	(493,125)	493,125	(1,201,888)
Accretion of asset retirement obligation	-	(127,037)	127,037	-
Total operating expenses	(6,542,669)	(620,162)	620,162	(6,542,669)

Total income/(loss) from operations	(6,542,669)	2,033,123	(2,033,123)	(6,542,669)

NON-OPERATING INCOME / (EXPENSE)
Exchange differences	(37,137)	-	-	(37,137)
Change in fair value of investment in associate	(4,247,067)	-	-	(4,247,067)
Interest and other income	1,391	231,043	(231,043)	1,391
Interest and other expense	(613)	(70,225)	70,225	(613)
Total non-operating expenses	(4,283,426)	160,818	(160,818)	(4,283,426)

Income/(Loss) before taxes	(10,826,095)	2,193,941	(2,193,941)	(10,826,095)

Income taxes	(135,018)	(403,319)	403,319	(135,018)
Net income/(loss)	(10,961,113)	1,790,622	(1,790,622)	(10,961,113)

Net income/(loss) attributable to non-controlling interest	-	777,642	(777,642)	-
Net income/(loss) attributable to the shareholders	(10,961,113)	1,012,980	(1,012,980)	(10,961,113)

Other comprehensive loss	-	(279,092)	279,092	-
Net comprehensive income/(loss)	(10,961,113)	1,511,530	(1,511,530)	(10,961,113)

Net comprehensive income attributable to non-controlling interest	-	771,636	(771,636)	-
Net comprehensive income/(loss) attributable to shareholders	(10,961,113)	739,894	(739,894)	(10,961,113)

Weighted average number of outstanding shares (basic)	172,592,292	1		172,592,292
Weighted average number of outstanding shares (diluted)	172,592,292	1		172,592,292

Basic earnings/(loss) per share	(0.06)	1,012,980		(0.06)
Diluted earnings/(loss) per share	(0.06)	1,012,980		(0.06)

Note 1 Adjustments to the Unaudited Pro Forma Consolidated Financial Statements

The acquired company will be accounted for under the cost method due to an inability of receiving timely consolidated financial statements of EPA. Hence, no earnings from the income of EPA that is attributable to MNP will be recorded. Therefore, EPA has been deconsolidated through the pro forma adjustments. In addition to the deconsolidating entries, the following adjustments were made to the September 30, 2014 consolidated balance sheet to fully reflect the completion of the transaction as at September 30, 2014:

i)	The USD 2,000,000 consideration outstanding as at September 30, 2014 has been deducted from cash;
ii)	The USD 10,000,000 transaction prepayment has been deducted from “Transaction prepayment”; and
iii)	The total consideration paid of USD 12,000,000 has been allocated to “Investment”.